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                                                                   Exhibit 10.10


                                                                 Attorney Docket
                                                                     No. B-64176

                                   ASSIGNMENT



      WHEREAS, I, Stephen L. Lampert, a citizen of the United States and a resident of Rockland County, New York, have made an invention entitled "SYSTEM AND METHOD FOR CONTROLLING ACCESS TO A COMMUNICATIONS MEDIUM" for which I have executed an application for United States Letters Patent on the 9th day of April, 1999; and I hereby authorize my attorneys, authorized to prosecute said application, to here insert the filing date and serial number of said application, when known:

            Filed:      April 9, 1999
                        -------------

            Serial No.  09/289,234
                        ----------

      WHEREAS, I represent and warrant that I am the sole owner of said invention and application for Letters Patent;

      WHEREAS, PowerChannel Holding, Inc. (hereinafter referred to as ASSIGNEE), a corporation organized under the laws of the State of New York, U.S.A., having a place of business at 1 Blue Hill Plaza, Suite 1430, Pearl River, New York 10965, is desirous of acquiring the same;

      NOW, THEREFORE, for and in consideration of One Dollar ($1.00) and for other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged by me, I have assigned, sold, transferred and set over and by these by these presents do assign, sell, transfer and set over unto said ASSIGNEE the entire right, title and interest in and to (a) said invention and worldwide rights therein; (b) said application, including all divisions, continuations and substitutions thereof; and (c) all United States and foreign patents which shall issue on said invention, including all reissues, renewals and extensions thereof, for the United States, its territories and possessions and all foreign countries, including the right to file corresponding applications for Letters Patent on said invention in any and all foreign countries, and to claim priority under any and all treaties and conventions to which the United States of America is signatory including the Paris Convention for the Protection of Industrial Property for such corresponding applications, or any division, continuation or substitution thereof, the same to be held and enjoyed by said ASSIGNEE, its assigns and successors, as fully and entirely as the same would have been held and enjoyed by me, had this assignment not been made.

      I covenant and agree that I will, at any time upon the request and at the expense of said ASSIGNEE, execute and deliver any and all papers and do all lawful acts that may be necessary or desirable, in the opinion of said ASSIGNEE, to enable and assist said ASSIGNEE to (a) obtain Letters Patent, both domestic and foreign, on said invention; (b) establish, maintain and secure title in said ASSIGNEE, its successors and assigns, to said invention, application and Letters Patent, including making such title of lawful public record; and (c) defend, establish or otherwise preserve the validity of said Letters Patent against any and all infringers, and perform such other acts as are necessary to give full force and effect to this assignment.


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      I represent and covenant that no assignment, mortgage, sale, license, pledge, encumbrance or alienation of said invention or patent application has been or will be made or entered into which would conflict with this assignment and sale.

      I hereby authorize and request the Commissioner of Patents and Trademarks of the United States to issue all Letters Patent based on said application and each division, continuation, substitution, reissue, renewal and extension thereof to said ASSIGNEE, its successors and assigns.

      I HEREBY declare that all statements made herein of my own knowledge are true and that all statements made on information and belief are believed to be true; and further that these statements were made with the knowledge that willful false statements and the like so made are punishable by fine or imprisonment, or both, under Section 1001 of Title 18 of the United States Code and that such willful false statements may jeopardize the validity of the application or any patent issued thereon.

      IN TESTIMONY WHEREOF, I have duly executed this assignment this 11th day of November, 1999.



                                     Signature:
                                                --------------------------------

                                     Name:       Steven L. Lampert
                                                --------------------------------

                                     Address:    1 Blue Hill Plaza, Suite 1430
                                                --------------------------------
                                                 Pearl River, New York 10965
                                                --------------------------------




State of NEW YORK     ss.

      Before me, the undersigned Notary Public, on this day personally appeared Steven L. Lampert, known to me to be the person whose name is subscribed to the foregoing instrument and acknowledged to me that he executed the same for the purposes and consideration therein expressed.

      Given under my hand and seal of office this ______ day of ___________________, 1999.


                                                --------------------------------
                                                Notary Public

      (SEAL)


My commission expires: ______________


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